SEVENTH AMENDMENT TO
               AMENDED AND RESTATED LOAN AGREEMENT


     THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Seventh Amendment") is made as of April 28, 1999, by and among BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, d/b/a Seafirst Bank, KEYBANK NATIONAL ASSOCIATION, a national banking association, U.S. BANK NATIONAL ASSOCIATION, a national banking association, and LASALLE NATIONAL BANK, a national banking association (each individually a "Lender" and collectively the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, d/b/a Seafirst Bank, as agent for Lenders (the "Agent"), and SHURGARD STORAGE CENTERS, INC., a Washington corporation ("Borrower").

                            RECITALS

     A. Lenders, Agent and Borrower are parties to that certain Amended and Restated Loan Agreement dated as of September 9, 1996, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated as of November 14, 1996, that certain Second Amendment to Amended and Restated Loan Agreement dated as of March 12, 1997, that certain Third Amendment to Amended and Restated Loan Agreement dated as of July 28, 1997, that certain Fourth Amendment to Amended and Restated Loan Agreement dated as of January 30, 1998, that certain Fifth Amendment to Amended and Restated Loan Agreement dated as of May 1, 1998, and that certain Sixth Amendment to Amended and Restated Loan Agreement dated as of October 27, 1998 (collectively, the "Loan Agreement").

     B. Borrower has requested, and Lenders and Agent have agreed, to amend the Loan Agreement upon certain terms and conditions contained in this Seventh Amendment.

     NOW, THEREFORE, Lenders, Agent and Borrower agree as follows:

                            AGREEMENT

     1. Capitalized Terms. Capitalized terms not otherwise defined in this Seventh Amendment shall have the meanings set forth in the Loan Agreement.

     2.   Amendments to Definitions in Loan Agreement.

          a. The definition of "Second Joint Venture" shall be added to Section 1.1 of the Loan Agreement to read as follows:

          "Second Joint Venture" means Shurgard/Fremont
     Partners II, a Washington general partnership.

          b. The definition of "Second Joint Venture Investor" shall be added to Section 1.1 of the Loan Agreement to read as follows:

          "Second Joint Venture Investor" means Fremont
     Storage Partners II, L.P., a Delaware limited liability company.

          c. The definition of "Second JV Subsidiary" shall be added to Section 1.1 of the Loan Agreement to read as follows:

          "Second JV Subsidiary" means Shurgard
     Development II, Inc., a Washington corporation.

     3. Conditions to Effectiveness. Notwithstanding anything contained herein to the contrary, this Seventh Amendment shall not become effective until each of the following conditions is fully and simultaneously satisfied:

          (a)  Delivery of Amendment.  Borrower, Agent and each
Lender shall have executed and delivered counterparts of this Seventh Amendment to Agent.

          (b)  Consent of Guarantor.  Shurgard Texas Limited
Partnership, a Washington limited partnership, shall have executed the Guarantor's Consent attached hereto.

     4. Representations and Warranties. Borrower hereby represents and warrants to Lenders and Agent that each of the representations and warranties set forth in Article 6 of the Loan Agreement is true and correct in each case as if made on and as of the date of this Seventh Amendment and Borrower expressly agrees that it shall be an additional Event of Default under the Loan Agreement if any representation or warranty made hereunder shall prove to have been incorrect in any material respect when made.

     5. No Further Amendment. Except as expressly modified by this Seventh Amendment, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. Without limiting the foregoing, Borrower expressly reaffirms and ratifies its obligation to pay or reimburse Agent and Lenders on request for all reasonable expenses, including legal fees, actually incurred by Agent or such Lender in connection with the preparation of this Seventh Amendment, the other Amendment Documents, and the closing of the transactions contemplated hereby and thereby.

     6.   Consent to Second Joint Venture Transaction.

          (a) Formation of Second Joint Venture. Agent and Lenders acknowledge that Borrower has disclosed that it intends to form the Second JV Subsidiary, a wholly-owned subsidiary, that will enter into a joint venture with the Second Joint Venture Investor or one of its affiliates under which the Second JV Subsidiary will own a 10% interest in the Second Joint Venture and the Second Joint Venture Investor or its affiliate will own a 90% interest. Section 8.1 of the Loan Agreement provides that, without the consent of Agent (with the approval of Majority Banks), Borrower will not permit any Relevant Subsidiary to enter into a joint venture or partnership if such action would have a Material Adverse Effect. Based on the written materials regarding the proposed joint venture provided to Agent and Lenders prior to the date hereof (the joint venture described in such materials being referred to herein as the "Second Proposed Joint Venture"), Agent and Lenders, for purposes of Section 8.1 of the Loan Agreement, consent to the Second JV Subsidiary's participation in the Second Proposed Joint Venture including the transfer of properties by the Second JV Subsidiary contemplated thereby. Agent and Lenders acknowledge that, by virtue of on such consent, the Second Proposed Joint Venture is not prohibited by Section 8.1 whether or not it subsequently has a Material Adverse Effect on the Second JV Subsidiary. The properties to be transferred by the Second JV Subsidiary into the Second Proposed Joint Venture are referred to herein as the "Second Proposed JV Properties."

          (b) Transfer of Negative Pledge Properties. Agent and Lenders acknowledge that the Second Proposed JV Properties may first be transferred to the Second JV Subsidiary by Borrower or may be transferred by Borrower directly to the Second Joint Venture and that some or all of such properties may constitute Negative Pledge Properties. Agent and Lenders agree that (i) the procedures set forth in Section 4.2 of the Loan Agreement for the removal of Negative Pledge Properties shall not apply to Borrower's transfer of the Second Proposed JV Properties to the Second JV Subsidiary or to the Second Joint Venture as contemplated by the Second Proposed Joint Venture; and (ii) in lieu of such procedures, Borrower may remove any Second Proposed JV Properties that are Negative Pledge Properties from such status solely by providing prior written notice to Agent identifying the Negative Pledge Properties being so removed.

     7.   Miscellaneous.

          (a) Entire Agreement. This Seventh Amendment and the other Amendment Documents comprise the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, representations or commitments.

          (b) Counterparts. This Seventh Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Seventh Amendment.

          (c) Governing Law. This Seventh Amendment and the other agreements provided for herein and the rights and obligations of the parties hereto and thereto shall be construed and interpreted in accordance with the laws of the State of Washington.

          (d)  Oral Agreements Not Enforceable.

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY,
     EXTEND CREDIT, OR TO FOREBEAR FROM ENFORCING REPAYMENT
     OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

                              BORROWER:

                              SHURGARD STORAGE CENTERS, INC.


                              By /s/ Harrell Beck
                                -----------------
                              Its Chief Financial Officer
                                  ------------------------
                              Address:  1155 Valley Street
                                        Suite 400
                                        Seattle, WA   98109-4426
                                        Attn:  Kristin Stred

                              Telephone:     (206) 624-8100
                              Telefax:       (206) 624-1645


                              LENDERS:

Pro Rata Share of
Total Commitment

From Closing until                      BANK OF AMERICA NATIONAL TRUST
September 30, 2000:                     AND SAVINGS ASSOCIATION
$45,450,000    30.3%
                              By /s/ Robert Peters
                                ------------------
                                Its Vice President
                                    --------------
                              Address:  Columbia Seafirst Center
                                        Floor 12
                                        701 Fifth Avenue
                                        Seattle, WA 98104
                                        Attn: Robert Peters
                                        Metropolitan Commercial Banking
                                        Division

                              Telephone:     (206) 358-3133
                              Telefax:       (206) 585-1794


From Closing until            KEYBANK NATIONAL ASSOCIATION
September 30, 2000:
$37,350,000 24.9%
                              By/s/ Thomas A. Crandall
                                 ---------------------
                              Its Vice President
                                 ---------------------

                              Address:  700 Fifth Avenue
                                        Seattle, WA 98111
                                        Attn:  Richard J. Ameny, Jr.

                              Telephone:     (206) 684-6014
                              Telefax:       (206) 684-6035

From Closing until            U.S. BANK NATIONAL ASSOCIATION
September 30, 2000:
$37,350,000 24.9%
                              By/s/ Miles Silverthorn
                                  -------------------
                              Its  Vice President
                                  -------------------

                              Address:  1420 Fifth Avenue,
                                        Floor 11, WWH733
                                        Seattle, WA  98101
                                        Attn:  Miles Silverthorn

                              Telephone:     (206) 344-4278
                              Telefax:       (206) 344-2332

From Closing until            LASALLE NATIONAL BANK
September 30, 2000:
$29,850,000 19.9%

                              By/s/ Klay Scmeisser
                                  -----------------
                              Its Officer
                                  -----------------

                              Address:  135 South LaSalle Street
                                        Suite 1225
                                        Chicago, Illinois 60603
                                        Attn:  Klay Schmeisser

                              Telephone:     (312) 904-0647
                              Telefax:       (312) 904-6691


                              AGENT:

                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION


                              By/s/ Dora Brown
                                 --------------
                              Its Vice President
                                  --------------

                               Address:  Bank of America National Trust
                                         and Savings Association d/b/a
                                         Seafirst Bank
                                         701 Fifth Ave., Floor 16
                                         Seattle, WA  98124
                                         Attn: Dora A. Brown, Seafirst Agency
                                         Services

                                Telephone:     (206) 358-0101
                                Telefax:       (206) 358-0971

                       GUARANTOR'S CONSENT

     Shurgard Texas Limited Partnership, a Washington limited partnership (the "Guarantor"), is a guarantor of the indebtedness, liabilities and obligations of Shurgard Storage Centers, Inc., a Washington corporation (the "Borrower"), under the Amended and Restated Loan Agreement referred to in the within and foregoing Seventh Amendment to Amended and Restated Loan Agreement (the "Seventh Amendment") and the other Loan Documents described in the Loan Agreement. The Guarantor hereby acknowledges that it has received a copy of the Seventh Amendment and hereby consents to its contents, including all prior and current amendments to the Loan Agreement, and the other Loan Documents described therein (notwithstanding that such consent is not required). The Guarantor hereby confirms that its guarantee of the obligations of Borrower remains in full force and effect, and that the obligations of Borrower under the Loan Documents shall include the obligations of Borrower under the Loan Documents as amended by the Seventh Amendment.

GUARANTOR:               SHURGARD TEXAS LIMITED PARTNERSHIP,
                         a Washington limited partnership

                         By: Shurgard Storage Centers, Inc., a Washington corporation, its General Partner


                              By/s/ Harrell Beck
                                 ---------------
                                Its Chief Financial Oficer
                                    ----------------------